UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 14, 2010

NAVISTAR INTERNATIONAL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-9618	36-3359573
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

4201 Winfield Road, P.O. Box 1488, Warrenville, Illinois	60555
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (630) 753-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

On December 14, 2010, the Compensation Committee of the Board of Directors (the “Board”) of Navistar International Corporation (the “Corporation”) approved the Annual Incentive Plan Criteria for fiscal year 2011 for certain employees, including its principal executive officer, principal financial officer and other named executive officers (the “2011 Annual Incentive Awards”). The preceding summary is qualified in its entirety by reference to the performance criteria applicable to these awards as attached as Exhibit 10.1 to this report and hereby incorporated herein by reference.

On December 13, 2010, the Nominating and Governance Committee recommended, and on December 14, 2010 the Board approved, the fiscal year 2011 non-employee director stock option grants (the “Non-Employee Director Stock Option Grants”). On December 14, 2010, the Compensation Committee and the Board also approved the fiscal year 2011 long-term incentive equity grant awards to certain employees, including its principal executive officer, principal financial officer and other named executive officers (the “2011 Long-Term Incentive Equity Grants”). The preceding summary is qualified in its entirety by reference to the terms applicable to these awards as attached as Exhibit 10.2 to this report and hereby incorporated herein by reference.

The 2011 Annual Incentive Awards, the Non-Employee Director Stock Option Grants and the 2011 Long-Term Incentive Equity Grants will be awarded under, and are subject to the terms and conditions of, the Corporation’s 2004 Performance Incentive Plan, as amended and restated as of April 19, 2010.

ITEM 5.03	AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

On December 14, 2010, the Board approved an amendment to the Corporation’s Amended and Restated By-Laws, effective immediately, to add a new Article XV that provides that, unless the Corporation consents in writing to the selection of an alternative forum, the Court of Chancery of the State of Delaware will be the sole and exclusive forum for (i) any derivative action or proceeding brought on behalf of the Corporation, (ii) any action asserting a claim of breach of a fiduciary duty owed by any director, officer or other employee of the Corporation to the Corporation or the Corporation’s stockholders, (iii) any action asserting a claim arising pursuant to any provision of the Delaware General Corporation Law, or (iv) any action asserting a claim governed by the internal affairs doctrine. The amendment further provides that any person or entity purchasing or otherwise acquiring any interest in shares of capital stock of the Corporation is deemed to have notice of and consented to the foregoing provision. The Amended and Restated By-Laws of the Corporation reflecting this change is filed as Exhibit 3.1 to this report.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits.

The following documents are filed herewith:

Exhibit 3.1	The Amended and Restated By-Laws of Navistar International Corporation effective December 14, 2010 (marked to indicate all changes from the August 26, 2008 version).

Exhibit 10.1	Fiscal Year 2011 Annual Incentive Awards Plan Criteria.

Exhibit 10.2	2011 Long-Term Equity Grants.

Exhibit 10.3	Form of Cash Settled Performance-Based Stock Unit Award Notice and Agreement.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NAVISTAR INTERNATIONAL CORPORATION
Registrant

Date: December 16, 2010	/S/ ANDREW J. CEDEROTH
Andrew J. Cederoth Executive Vice President and Chief Financial Officer